UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2):

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to section 13(a) of the Exchange Act: ☐

Item 1.01.     Entry into a Material Definitive Agreement

On April 18, 2017, Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”), entered into an amendment and exchange agreement (the “Exchange Agreement”), with an institutional investor (the “Investor”). Pursuant to the Exchange Agreement, the Company and the Investor agreed to exchange (the “Exchange”) $3,547,775 of the Company’s senior secured note, dated March 23, 2017 (the “Exchange Date”), for $3,547,775 of the Company’s senior secured convertible note, dated April 18, 2017 (the “Senior Secured Convertible Note”). The Senior Secured Convertible Note is identical in all material respects to the Company’s senior secured convertible note dated March 23, 2017 (the “March Note”), except for the initial conversion price and requiring stockholder approval to adjust the Conversion Price (as defined in the Senior Secured Convertible Note) or the right to substitute the Variable Price (as defined in the Senior Secured Convertible Note) for the Conversion Price, which provisions have been waived by the Investor with respect to the March Note. The initial conversion price of the Senior Secured Convertible Note is $2.20.

The Exchange Agreement contains customary representations, warranties and agreements by the Company in favor of the Investor. The representations, warranties and agreements made by the parties in the Exchange Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties, and should not be deemed to be a representation, warranty or agreement to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and agreements contained in the Exchange Agreement may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or agreements were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and agreements should not be relied on as accurately representing the current state of the Company’s affairs at any time.

The closing of the Exchange Agreement occurred on April 18, 2017.

The exchange of the senior secured note for the Senior Secured Convertible Note was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Maxim Group LLC (“Maxim”) acted as agent in connection with the exchange of the March Note for the Senior Secured Convertible Note. Maxim will be paid a cash fee of 6.5% of any amount of the Senior Secured Convertible Note that is converted into shares of Common Stock. Maxim will be paid a cash fee of 3.25% of any amount of the Senior Secured Convertible Note that is cash redeemed. If, at the end of the term of the Senior Secured Convertible Note, any amount of such note remains outstanding, Maxim will be paid a cash fee of 3.25% of such remaining amount.

The Senior Secured Convertible Note

The Senior Secured Convertible Note matures at 125% of the face value on June 23, 2018, and bears interest quarterly at one and one hundredth percent (1.01%) per annum (as may be adjusted from time to time). Under the terms of the Senior Secured Convertible Note, the Company has the right to require a redemption of a portion (not less than $500,000) or all of the Senior Secured Convertible Note prior to their maturity at a price equal to 115% of the principal amount of the Senior Secured Convertible Note within the first 180 days from the Exchange Date, 120% of the principal amount of the Senior Secured Convertible Note from the period between 180 and 270 days of the Exchange Date, and 125% of the principal amount of the Senior Secured Convertible Note on and after 270 days of the Exchange Date. A mandatory redemption may be required by the Investor in connection with the occurrence of an event of default or change of control. In each such event, the redemption price is subject to a premium on parity, and the Senior Secured Convertible Note redemption may be subject to a premium on parity if certain unfavorable conditions exist, as described therein.

The Senior Secured Convertible Note is convertible into shares of Common Stock. The Investor may elect to convert all or a portion of the Senior Secured Convertible Note and all accrued and unpaid interest with respect to such portion, if any, into shares of Common Stock at a fixed conversion price of $2.20 (the “Fixed Conversion Price”). In the event the Company seeks and obtains stockholder approval to issue shares of Common Stock in connection with the conversion of the Senior Secured Convertible Note (which determination shall be at the Company’s sole discretion) from and after the date of the Exchange Agreement, the Senior Secured Convertible Note may alternatively be converted (“Alternative Conversion”) by the Investor at the greater of (i) $0.40 and (ii) the lowest of (x) the applicable conversion price as in effect on the applicable conversion date of the applicable Alternative Conversion, and (y) 88% of the lowest volume-weighted average price of the Common Stock during the 10 consecutive trading day period ending and including the date of delivery of the applicable conversion notice. If the volume-weighted average price of the Common Stock exceeds 135% of the Fixed Conversion Price, or $2.97, for five consecutive trading days and no equity conditions failure then exists, the Company has the option to convert the Senior Secured Convertible Note into shares of Common Stock at the Fixed Conversion Price.

The Company shall not effect the conversion of any portion of the Senior Secured Convertible Note, and the Investor shall not have the right to convert any portion of the Senior Secured Convertible Note, to the extent that after giving effect to such conversion, the Investor together with any other persons whose beneficial ownership of the Company’s Common Stock could be aggregated with the Investor’s collectively would be in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Additionally, any such conversion will be null and void and treated as if never made.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Senior Secured Convertible Note is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Senior Secured Convertible Note is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1*	Form of Senior Secured Convertible Note, dated April 18, 2017.

10.1*	Form of Amendment and Exchange Agreement, dated April 18, 2017.

* Filed herewith

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: April 18, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Form of Senior Secured Convertible Note, dated April 18, 2017.

10.1*	Form of Amendment and Exchange Agreement, dated April 18, 2017.

* Filed herewith